UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 18, 2010

GAMETECH INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-23401 (Commission File Number)	33-0612983 (IRS Employer Identification No.)

8850 Double Diamond Parkway Reno, Nevada (Address of principal executive offices)		89521 (Zip Code)
(775) 850-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01	Entry into a Material Definitive Agreement

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 9.01                     Financial Statements and Exhibits.

SIGNATURES

Item 1.01	Entry into a Material Definitive Agreement.

On November 18, 2010, GameTech International, Inc. (the “Company”) entered into a Consulting, Separation, and Non-compete Agreement with Richard T. Fedor (the “Agreement”) in connection with his resignation as Executive Chairman of the Company and as a member of the Board of Directors.  Mr. Fedor’s resignation is effective December 1, 2010 and is not as a result of any disagreement with the Company regarding the Company’s operations, policies or practices.

Pursuant to the Agreement, Mr. Fedor will provide consulting services to the Company for a period of three years (the “Consulting Period”). During the Consulting Period, Mr. Fedor will be compensated at the rate of $120,000 per year and will be provided with medical insurance benefits.  The Agreement includes a general release by Mr. Fedor of all claims he may have against the Company, as well as non-competition and non-solicitation provisions prohibiting Mr. Fedor from competing with the Company or otherwise interfering with the Company’s business relationships for the duration of the Consulting Period. Following the Consulting Period, the Company shall pay Mr. Fedor $60,000 annually and cover certain health insurance premiums for the remainder of his life provided he continues to comply with the non-compete and non-solicitation provisions of the Agreement.

A copy of the Agreement is attached hereto as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The summary of the material terms of the consulting agreement set forth above is qualified in its entirety by reference to such exhibit.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

5.02(b) Resignation of Director

The disclosure set forth in Item 1.01 above is incorporated herein by reference.

Financial Statements and Exhibits.
Item 9.01.

(d)	Exhibits

10.1	Consulting, Separation, and Non-compete Agreement, by and between the Registrant and Richard T. Fedor, dated as of November 18, 2010.

99.1	Press Release from GameTech International, Inc., dated November 23, 2010 and titled “GameTech International Announces the Retirement of Founder and Executive Chairman Richard T. Fedor”.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GAMETECH INTERNATIONAL, INC.
By:	/s/ Bill Fasig
Bill Fasig
President & Chief Executive Officer

Date: November 24, 2010